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                                                                    Exhibit 10.6

                     ENVIRONMENTAL INDEMNIFICATION AGREEMENT

     THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT (the "Agreement") dated as of the 5th day of February, 2001, between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having its principal offices at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Guarantor") and FARMINGTON SAVINGS BANK, a state banking corporation (the "Bank") ("Indemnified Party"), having a principal address at 32 Main Street, Farmington, Connecticut 06032. The Guarantor is hereinafter sometimes referred to as the "Indemnifying Party".

                                   WITNESSETH:

     WHEREAS, the Guarantor owns the real property more particularly described in Schedule A attached hereto (such real property, including, without limitation, all improvements thereon, being hereinafter called the "Premises");

     WHEREAS, on the date hereof, the Bank has made a commercial mortgage loan to the Guarantor in the original principal amount of $2,000,000.00 (the "Loan"), evidenced by a promissory note of even date herewith, copies of which are attached hereto as Exhibit A and made a part hereof (the "Note");

     WHEREAS, as a condition precedent to funding the Loan, the Bank requires the execution of this Agreement to the Bank.

     NOW THEREFORE, in order to induce the Bank to accept the Premises as security for the Loan and to make the Loan and in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Bank, the parties hereto agree as follows:

     1. Recitals. The Recitals are incorporated herein by this reference.

     2. Definitions. For purposes of this Agreement.

     (a) "Hazardous Materials" means and includes those substances deemed hazardous under any Hazardous Material Law (as defined below), including, without limitation, asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals, known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste materials or substances under any Hazardous Material Law;

     (b) "Hazardous Materials Laws" collectively means and includes any present and future local, state and federal law relating to the environment and environmental conditions, including, without limitation, the Resource Conservation and Recovery act of 1976 "RCRA"), 42



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U.S.C. Section 6901 et seq., the Comprehensive Environmental Response,
Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Sections 9601-9657, as amended by the Superfund Amendments and Reauthorization Act or 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 6901, et seq., the Federal Water Pollution Control Act, as amended by the Clean water Act or 1977, 33 U.S.C. Sections 1251 et seq. the Clean air Act 42 U.S.C. Section 741 et seq. the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j, Title 22a of the Connecticut General Statutes and all the regulations, rules, orders, decrees, ordinances, codes, authorizations, certificates, permits, licenses and any other legal requirements now or hereafter promulgated or issued thereunder which are applicable to the Premises, the Company and/or the operations at the Premises;

     (c) Any capitalized terms used in this Agreement and not otherwise defined shall have the meaning given to them in the Loan Agreement.

     3. Covenants.

     Except as disclosed in the Loan Agreement or as disclosed in the environmental reports provided by the Borrower to the Bank, the Indemnifying Party agrees that, until such time as all sums due and payable under the Note have been paid in full:

     (a) The Indemnifying Party will comply fully with all Hazardous Materials Laws applicable to their business operations and the Premises.

     (b) Without limiting the applicability of the preceding subparagraph 3(a), the Indemnifying Party will comply fully with (i) the requirements of any Hazardous Materials Laws with respect to the reporting to the U.S. Environmental Protection Agency ("EPA"), the Connecticut Department of Environmental Protection ("DEP") or any other applicable governmental agency of any release or discharge of Hazardous Materials; (ii) the applicable federal and Connecticut laws and regulations with respect to underground storage tanks, and (iii) any remediation of the Premises required by the DEP or the EPA.

     (c) The Indemnifying Party will not generate, use or store, or permit any occupant of the Premises to generate, use, or store, on the Premises, any Hazardous Materials, except in compliance with the Hazardous Materials Laws.

     (d) The Indemnifying Party will not cause or suffer to exist any release, discharge, spillage, uncontrolled loss, seepage or emanation of any Hazardous Materials to the air, ground or water, on, within or about the Premises, except as may be permitted by the Hazardous Materials Laws.

     (e) No substances containing Polychlorinated Biphenyls (PCB'S) will be used or stored at the Premises, except in compliance with the Hazardous Materials Laws.



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     (f) No asbestos will be used or stored on any part of the Premises, except in compliance with the Hazardous Materials Laws.

     (g) No lagoons, waste piles or surface impoundments, dry wells or similar items will be created or suffered to exist on the Premises or the Adjacent Property, except in compliance with the Hazardous Materials Laws.

     (h) The Indemnifying Party will promptly notify the Bank of all written orders or notices of violations received by any of the Indemnifying Parties from the DEP, the EPA or any similar organization pertaining to the Guarantor, the Premises or any occupant thereof.

     (i) The Indemnifying Party will promptly notify the Bank of all actions pending, of that have been threatened in writing, against the Guarantor, or pertaining to the Premises by any party seeking to enforce any Hazardous Materials Law or seeking damages or other relief based on the alleged violation of any Hazardous Materials Law by the Indemnifying Party.

     (j) The Premises will not be utilized as a dump, landfill or other waste treatment or disposal facility.

     4. Indemnity.

     The Indemnifying Party hereby unconditionally agrees to indemnify, defend, and hold the Bank harmless against any loss, liability, damage, expense or claim arising under any Hazardous Materials Law, and any other loss, liability, damage, expense or claim which may be incurred by or asserted against the Bank directly or indirectly resulting from the presence of Hazardous Materials on the Premises ("Indemnity" or "Indemnities"), in accordance with the provisions of this Agreement.

     The Indemnifying Party shall pay all such amounts prior to the entry of any final judgments or penalties against the Bank which have been indemnified under this Agreement. In the event that such payment is not made, the Bank, at its sole discretion, may proceed to file suit against the Indemnifying Party to compel such payment.

     Promptly following completion of any actions imposed upon the Indemnifying Party under any Hazardous Materials Law, the Indemnifying Party shall obtain and deliver to the Bank an environmental report in form and substance reasonably acceptable to the Bank from an environmental consultant reasonably acceptable to the Indemnified Parties, stating that all required action has been taken.

     Notwithstanding the provisions of paragraphs 4, 8 and 9(b) hereof, the Indemnifying Party shall have no obligations hereunder with regard to any condition or event that first arises after the earliest of the date that the Bank takes possession of the Premises, or the date that title to the


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Premises shall vest in the Bank or other holder of the mortgage in favor of the
Bank to secure the Note by strict foreclosure thereof, or title passes to the purchaser at a foreclosure sale of said mortgage.

     5. Duration of Indemnity.

     The duration of the Indemnities hereunder shall be for the period during which any amounts are outstanding under the Loan or the Note.

     6. Notices from Indemnifying Party.

     The Indemnifying Party shall, promptly after obtaining knowledge thereof, advise the Bank in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Hazardous Materials Law affecting the Premises or any Indemnity hereunder including, without limitation, (i) any written notice of inspection, abatement or noncompliance, (ii) all claims made of threatened in writing by any third party against any Indemnifying Party or the Premises relating to any Hazardous Material or a violation of a Hazardous Materials Law, and (iii) the discovery of any occurance or condition on the Premises, or (b) receipt of written notice of any condition or occurance on any real property adjoining the Premises which could subject any Indemnifying Party or the Premises to a claim under any Hazardous Materials Law or to any restrictions on ownership, occupancy, transferability or use of the Premises under any Hazardous Materials Law. The Indemnifying Party shall deliver to the Bank any documentation or records as the Bank may reasonably request and which are susceptible of being obtained by the Indemnifying Party without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same, which the Bank agrees shall be held and reviewed in confidence, unless disclosure thereof would be required by law.

     7. Notice of Claims Against the Bank.

     The Bank shall provide the Indemnifying Party with written notice of any claim or demand which the Bank has determined could give rise to a right of indemnification under this Agreement. The Indemnifying Party agrees that in any action, suit or proceeding brought against the Bank, the affected party may be represented by counsel(s) of its choice without affecting or otherwise impairing the Indemnities and the Indemnifying Party agrees to pay such fees and disbursements. The Indemnifying Party shall not settle or compromise such action, suit or proceeding without the Bank's prior written consent, which consent shall not be unreasonably withheld.



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     8. Payment of Indemnified Parties' Expenses.

     If the Bank retains counsel for advice or other representation in any litigation, contest, dispute, suit or proceeding (whether instituted by the Bank, the Indemnifying Party, or any other party, including any governmental agency charged with enforcement of any Hazardous Materials Law) in any way relating to this Agreement and the Indemnities described herein, or to enforce the Indemnities hereunder, then all of the reasonable attorneys' fees arising from such services and all directly related expenses and court costs shall be jointly and severally payable by the Indemnifying Party within 30 days of demand.

     9. Obligations Absolute and Waivers.

     (a) The obligation of the Indemnifying Party may only be modified by a written amendment to this Agreement signed by the Indemnifying Party and the Bank. The obligations of the Indemnifying Party hereunder shall remain in full force without regard to, and shall not be impaired by, the following, any of which may be taken in such manner, upon such terms and at such times as the Bank in its sole discretion deems advisable without the consent of, or notice to the Indemnifying Party nor shall any of the following give the Indemnifying Party any recourse or right of action against the Bank: (1) any express or implied amendments, modification, renewal, addition, supplement, extension or acceleration of or to the Loan; (2) any exercise or non-exercise by the Bank of any right or privilege under any of the documents evidencing any security on the Loans (collectively the "Loan Documents"); (3) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Indemnifying Party or any of their respective affiliates or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Indemnifying Party shall have had notice or knowledge or any of the foregoing;
(4) any release, waiver or discharge of the Indemnifying Party or any endorser or other guarantor from liability under any of the Loan Documents or the grant to the Bank of a security interest, lien or encumbrance on or against the Premises; (5) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, collection, or liquidation of any of the Loan Documents, or any collateral described in any of the Loan Documents or otherwise, or any substitution with respect thereto; (6) any assignment of other transfer of any of the Loan Documents, in whole or in part; (7) any acceptance of partial performance of any of the obligation under the Loan Documents; (8) any consent to the transfer of any collateral described in the Loan Documents or otherwise; and (9) any bid or purchase at any sale of the collateral described in the Loan Documents.

     (b) The Indemnifying Party unconditionally waives any defense to the enforcement of this Agreement, including, without limitation: (1) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which the Indemnifying Party may be entitled (except notices specifically required to be given by the Bank pursuant to this Agreement); (2) any right to require the Bank to proceed against the





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Indemnifying Party or any other guarantor, or to proceed against or exhaust any collateral in the Loan Documents or to pursue any other remedy whatsoever; (3) any defense arising by reason of any invalidity or unenforceability of any of the Loan Documents or any disability of the Indemnifying Party or any other guarantor or of the manner in which the Bank has exercised its remedies under the Loan Documents; (4) any defense based upon an election of remedies by the Bank, including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable or any election of remedies, including but not limited to remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of the Indemnifying Party or the rights of the Indemnifying Party to proceed against any of the other Indemnifying Parties or any other guarantor for reimbursement, or both; (5) any duty of the Bank to advise the Indemnifying Party of any information known to the Bank regarding the financial condition of any of the Indemnifying Parties and all other circumstances affecting the ability of the Indemnifying Party to perform its obligations to the Bank, it being agreed that the Indemnifying Parties jointly and severally assume the responsibility for being and keeping informed regarding such condition or any such circumstances; and (6) any right of subrogation and any rights to enforce any remedy which the Bank now has or may hereafter have against the Indemnifying Party and any benefit of and any right to participate in, any security now or hereafter held by the Bank, until all obligations under the Loan Documents have been fully paid and performed.

     10. No Waiver.

     The obligations of the Indemnifying Party hereunder shall in no way be impaired, reduced or released by reason of any omission or delay by the Bank to exercise any right described herein or in connection with any notice (except for notices required of the Bank pursuant to this Agreement) demand, warning, or claim regarding violations of any Hazardous Materials Laws.

     11. Recourse.

     The Indemnifying Party agrees that the Indemnities are separate, independent or and in addition to the undertakings under the Note and Loan Documents. The Indemnifying Party agrees that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, whether or not the Bank would be entitled to a deficiency judgement following a judicial foreclosure or sale under the Loan Documents.

     The Indemnifying Party waives any right to require that any action be brought by the Bank against any other person or that any other remedy under the Loan Documents be exercised prior to the exercise by the Bank of any of its remedies hereunder. The Bank may, at its option, proceed against the Indemnifying Party in the first instance to collect monies when due or to obtain performance under this Agreement without first resorting to the Loan Documents or any other remedy under the Loan Documents.



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     12. Successors and Assigns.

     Subject to the provisions of Paragraph 5 hereof, this Agreement and the Indemnities contained in this Agreement shall be continuing, irrevocable and binding on the Indemnifying Party and his respective heirs, successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of the Bank and its respective successors and assigns.

     13. Notice.

     Any notices which any party may be required or may desire to give, shall unless otherwise specified, be in writing and shall be given in the manner provided for in the Loan Documents.

     14. Other Agreements.

     To the extent there are any inconsistencies between this Agreement and any of the other Loan Documents, this Agreement shall control.

     15. Amendment and Waiver.

     This Agreement may not be amended except by a writing signed by both parties nor shall observance of any term of this Agreement be waived except with the written consent of the Bank.

     16. Governing Law.

     This Agreement shall be governed and construed as to interpretation, enforcement, validity, construction effect and in all other respects by the laws, statutes and decisions of the State of Connecticut.

     17. Counterparts.

     This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     18. Severability.

     All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not effect or impair the validity or enforceability of the remaining provisions of this Agreement.

     19. Heading.

     The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.



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     IN WITNESS HEREOF, this Agreement has been executed as of the date first above written.

INDEMNIFIED PARTY:                          INDEMNIFYING PARTY:
FARMINGTON SAVINGS BANK                     EDAC TECHNOLOGIES CORPORATION



By /s/ Robert J. Grubbs                     By  /s/ Ronald G. Popolizio
   ---------------------------                  -----------------------------
   Robert J. Grubbs                             Ronald Popolizio
   1st Senior Vice President                    Executive Vice President


STATE OF CONNECTICUT   )
                       ) ss.  Farmington                  February 5, 2001
COUNTY OF HARTFORD     )

     Before me the undersigned officer, personally appeared RONALD POPOLIZIO, who acknowledged himself to be the Executive Vice President of EDAC TECHNOLOGIES CORPORATION., a Wisconsin corporation, and that he, as such, being authorized to do so, executed the foregoing instrument for the purposes contained therein by signing his name as the Executive Vice President of said corporation.

                                             /s/ Thomas E. Vollmer
                                             --------------------------------
                                             Commissioner of Superior Court

STATE OF CONNECTICUT )
                     ) ss.  Farmington                     February 5, 2001
COUNTY OF HARTFORD   )

     Personally appeared ROBERT J. GRUBBS, 1st Senior Vice President of FARMINGTON SAVINGS BANK, signer of the foregoing instrument, who acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

                                              /s/ Thomas E. Vollmer
                                              -------------------------------
                                              Commissioner of the Superior Court


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